EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Jul-02                                                             31-Jul-02
Distribution Date:                                                     Period #
26-Aug-02                                                                    15
                         BMW VEHICLE OWNER TRUST 2001-A
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
Balances

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
                                                                  Initial     Period End
                                                                  -------     ----------
    Receivables                                            $1,489,992,840   $812,646,449
    Pre-Funding Account                                       $99,965,067             $0
    Capitalized Interest Account                               $1,045,665             $0
    Reserve Account                                           $22,349,893    $20,316,161
    Yield Supplement Overcollateralization                     $8,157,907     $3,802,569
    Class A-1 Notes                                          $329,000,000             $0
    Class A-2 Notes                                          $448,000,000     $4,043,880
    Class A-3 Notes                                          $499,000,000   $499,000,000
    Class A-4 Notes                                          $274,000,000   $274,000,000
    Class B Notes                                             $31,800,000    $31,800,000

Current Collection Period
--------------------------------------------------------------------------------------------------------------

    Beginning Receivables Outstanding                        $861,155,531
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                     $24,729,712
          Receipts of Pre-Paid Principal                      $22,613,051
          Liquidation Proceeds                                   $632,791
          Principal Balance Allocable to Gross Charge-offs       $533,528
          Release from Pre-Funding Account                             $0
       Total Receipts of Principal                            $48,509,082

       Interest Distribution Amount
          Receipts of Interest                                 $5,043,871
          Servicer Advances                                      $175,308
          Reimbursement of Previous Servicer Advances                  $0
          Accrued Interest on Purchased Receivables                    $0
          Recoveries                                              $14,883
          Capitalized Interest Payments                                $0
          Net Investment Earnings                                 $34,963
       Total Receipts of Interest                              $5,269,024

       Release from Reserve Account                                    $0

    *  Allocated Principal Adjustment                          $3,917,061

    Total Distribution Amount                                 $57,695,167

    Ending Receivables Outstanding                           $812,646,449

Servicer Advance Amounts
--------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous Servicer Advance       $34,638
    Current Period Servicer Advance                              $175,308
    Current Reimbursement of Previous Servicer Advance                 $0
    Ending Period Unreimbursed Previous Servicer Advances        $209,946

Collection Account
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    Deposits to Collection Account                            $57,695,167
    Withdrawals from Collection Account
       Servicing Fees                                            $717,630
       Class A Noteholder Interest Distribution                $3,320,817
       First Priority Principal Distribution                           $0
       Class B Noteholder Interest Distribution                  $144,690
       Regular Principal Distribution                         $48,269,110
       Allocated Principal Adjustment                          $3,917,061
       Reserve Account Deposit                                         $0
       Unpaid Trustee Fees                                             $0
       Excess Funds Released to Depositor                      $1,325,859
    Total Distributions from Collection Account               $57,695,167

Excess Funds Released to the Depositor
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       Release from Reserve Account                            $1,212,727
       Release from Collection Account                         $1,325,859
    Total Excess Funds Released to the Depositor               $2,538,586

Note Distribution Account
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    Amount Deposited from the Collection Account              $55,651,678
    Amount Deposited from the Reserve Account                          $0
    Amount Paid to Noteholders                                $55,651,678

Distributions
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    Monthly Principal Distributable Amount                Current Payment Ending Balance  Per $1,000    Factor
    --------------------------------------                --------------- --------------  ----------    ------
    Class A-1 Notes                                                    $0             $0       $0.00     0.00%
    Class A-2 Notes                                           $52,186,171     $4,043,880     $116.49     0.90%
    Class A-3 Notes                                                    $0   $499,000,000       $0.00   100.00%
    Class A-4 Notes                                                    $0   $274,000,000       $0.00   100.00%
    Class B Notes                                                      $0    $31,800,000       $0.00   100.00%

    Interest Distributable Amount                         Current Payment     Per $1,000
    Class A-1 Notes                                                    $0          $0.00
    Class A-2 Notes                                              $199,617          $0.45
    Class A-3 Notes                                            $1,954,417          $3.92
    Class A-4 Notes                                            $1,166,783          $4.26
    Class B Notes                                                $144,690          $4.55



Carryover Shortfalls
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                                                   Prior Period Carryover  Current Payment  Per $1,000
                                                   ----------------------  ---------------  ----------
    Class A-1 Interest Carryover Shortfall                             $0               $0          $0
    Class A-2 Interest Carryover Shortfall                             $0               $0          $0
    Class A-3 Interest Carryover Shortfall                             $0               $0          $0
    Class A-4 Interest Carryover Shortfall                             $0               $0          $0
    Class B Interest Carryover Shortfall                               $0               $0          $0


Receivables Data
--------------------------------------------------------------------------------------------------------------

                                                         Beginning Period  Ending Period
                                                         ----------------  -------------
    Number of Contracts                                            49,437         47,917
    Weighted Average Remaining Term                                 37.23          36.31
    Weighted Average Annual Percentage Rate                         7.60%          7.59%

    Delinquencies Aging Profile End of Period               Dollar Amount     Percentage
    -----------------------------------------               -------------     ----------
       Current                                               $726,341,916         89.38%
       1-29 days                                              $71,967,756          8.86%
       30-59 days                                             $11,304,812          1.39%
       60-89 days                                              $1,811,326          0.22%
       90-119 days                                               $537,758          0.07%
       120+ days                                                 $682,881          0.08%
       Total                                                 $812,646,449        100.00%
       Delinquent Receivables +30 days past due               $14,336,777          1.76%

    Charge-offs
       Gross Principal Charge-Offs for Current Period            $533,528
       Recoveries for Current Period                              $14,883
       Net Losses for Current Period                             $518,645

       Cumulative Realized Losses                              $4,031,437


    Repossessions                                           Dollar Amount          Units
    -------------                                           -------------          -----
       Beginning Period Repossessed Receivables Balance        $1,531,417             67
       Ending Period Repossessed Receivables Balance           $1,126,014             55
       Principal Balance of 90+ Day Repossessed Vehicles         $108,342              4



Yield Supplement Overcollateralization
--------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                           $4,042,541
    Beginning Period Amount                                    $4,042,541
    Ending Period Required Amount                              $3,802,569
    Current Period Release                                       $239,972
    Ending Period Amount                                       $3,802,569
    Next Distribution Date Required Amount                     $3,570,099

Capitalized Interest Account
--------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                   $0
    Beginning Period Amount                                            $0
    Net Investment Earnings                                            $0
    Current Period Release to Depositor                                $0
    Ending Period Required Amount                                      $0
    Ending Period Amount                                               $0


Pre-Funding Account
--------------------------------------------------------------------------------------------------------------

    Beginning Period Amount                                            $0
    Net Investment Earnings                                            $0
    Release to Servicer for Additional Loans                           $0
    Current Period Release for Deposit to Collection Account           $0
    Ending Period Amount                                               $0

Reserve Account
--------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                          $21,528,888
    Beginning Period Amount                                   $21,528,888
    Net Investment Earnings                                       $34,962
    Current Period Deposit                                             $0
    Current Period Release to Collection Account                       $0
    Current Period Release to Depositor                        $1,212,727
    Ending Period Required Amount                             $20,316,161
    Ending Period Amount                                      $20,316,161



* Allocated Principal Adjustment - Represents a one-time adjustment in the amount of Life-to-Date Gross Charge-offs which is needed to reduce the aggregate outstanding principal note balance to the adjusted pool balance.